                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-34824
                    4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4





                           NEXTEL COMMUNICATIONS, INC.


                  PROSPECTUS SUPPLEMENT DATED JANUARY 11, 2001
                       TO PROSPECTUS DATED APRIL 26, 2000

         The selling stockholders table on pages 19-22 of the prospectus, as amended, is hereby further amended to update the information regarding the following entity in the prospectus and its respective amount of 4 3/4% convertible senior notes due 2007.

                                          CONVERTIBLE NOTES                        COMMON STOCK
                                          -----------------                        ------------
                                   PRINCIPAL           PRINCIPAL
                                   AMOUNT OF           AMOUNT OF                               NUMBER OF
                                  CONVERTIBLE         CONVERTIBLE           NUMBER OF           SHARES
NAME OF SELLING STOCKHOLDER       NOTES OWNED        NOTES OFFERED        SHARES OWNED          OFFERED
---------------------------       -----------        -------------        ------------          -------
Jefferies & Co.                   $1,140,000           $1,140,000              -0-                -0-